        Exhibit 99.1
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2026-2, and BMO Capital Markets Corp:

We have performed the procedures enumerated below, on certain information with respect to attributes of the Credit Acceptance Corporation’s (the “Company”) retail installment contracts (the “Consumer Loans”) as of June 30, 2026 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2026-2’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and BMO Capital Markets Corp (“BMO” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed and our findings are as follows:
1.The Company provided an electronic file (the “Data File”) with information for certain Consumer Loans included in the Securitization Transaction, which the Company represented was as of the close of business on June 30, 2026.
2.Grant Thornton selected one hundred Consumer Loans on a random basis from the Data File. The sample of Consumer Loans are listed in Exhibit A. For each of the selected Consumer Loans we compared the following information, designated by BMO, to the related retail installment contract provided by the Company, and compared the Vehicle Identification Number (“VIN”) on the Consumer Loan to the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable). For instances where consumers changed their address subsequent to the origination of their Consumer Loan, we compared the state to other Company records.
a.Consumer Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.VIN
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
July 31, 2026

Exhibit A

Sample	Consumer Loan Number	Sample	Consumer Loan Number	Sample	Consumer Loan Number
1	XXXXX5440	35	XXXXX8396	69	XXXXX9438
2	XXXXX8474	36	XXXXX1910	70	XXXXX1623
3	XXXXX3929	37	XXXXX9745	71	XXXXX2411
4	XXXXX4290	38	XXXXX2635	72	XXXXX0807
5	XXXXX1376	39	XXXXX8114	73	XXXXX4404
6	XXXXX5962	40	XXXXX1361	74	XXXXX2486
7	XXXXX0353	41	XXXXX0101	75	XXXXX9672
8	XXXXX0506	42	XXXXX9823	76	XXXXX6393
9	XXXXX6585	43	XXXXX6337	77	XXXXX7858
10	XXXXX5762	44	XXXXX0519	78	XXXXX9373
11	XXXXX6338	45	XXXXX5489	79	XXXXX0307
12	XXXXX9017	46	XXXXX4391	80	XXXXX5471
13	XXXXX5890	47	XXXXX4760	81	XXXXX8536
14	XXXXX6145	48	XXXXX7399	82	XXXXX7918
15	XXXXX7443	49	XXXXX6691	83	XXXXX1054
16	XXXXX1393	50	XXXXX3493	84	XXXXX2048
17	XXXXX9875	51	XXXXX2444	85	XXXXX0434
18	XXXXX9276	52	XXXXX6312	86	XXXXX5145
19	XXXXX0762	53	XXXXX1823	87	XXXXX1281
20	XXXXX8720	54	XXXXX0493	88	XXXXX3400
21	XXXXX6955	55	XXXXX6042	89	XXXXX2110
22	XXXXX6507	56	XXXXX7330	90	XXXXX2201
23	XXXXX3795	57	XXXXX5879	91	XXXXX1119
24	XXXXX2497	58	XXXXX0794	92	XXXXX7120
25	XXXXX0429	59	XXXXX6573	93	XXXXX1029
26	XXXXX3798	60	XXXXX4631	94	XXXXX1200
27	XXXXX3468	61	XXXXX4642	95	XXXXX8043
28	XXXXX9460	62	XXXXX6908	96	XXXXX3082
29	XXXXX6774	63	XXXXX5615	97	XXXXX8845
30	XXXXX7980	64	XXXXX9925	98	XXXXX5278
31	XXXXX7613	65	XXXXX6119	99	XXXXX6159
32	XXXXX5773	66	XXXXX1817	100	XXXXX4010
33	XXXXX2296	67	XXXXX5119
34	XXXXX0818	68	XXXXX0093